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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 19, 2001
                                                         ----------------


                     Philadelphia Consolidated Holding Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



             Pennsylvania              0-22280             23-2202671
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     (State or Other Jurisdiction    (Commission        (IRS Employer'
          of Incorporation)          File Number)     Identification No.)



             One Bala Plaza, Suite 100, Bala Cynwyd, PA      19004
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           (Address of Principal Executive Offices)      (Zip Code)



       Registrant's telephone number, including area code: (610) 617-7900
                                                           --------------

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ITEM 5.        OTHER EVENTS.

The Registrant is filing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

        (a)    Financial Statements of Business Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits.

               Exhibit 99.1 Supplementary Financial Data:

               - Summary Segment Totals - for the nine months ended September 30, 2001 and 2000.

               - Summary Segment Totals - for the third quarter ended September 30, 2001 and 2000.

               - Additional Supplemental Information - for the nine and three months ended September 30, 2001 and 2000.


                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Philadelphia Consolidated Holding Corp.
                                ---------------------------------------
                                (Registrant)

Dated: November 16, 2001            By:  /s/ Craig P. Keller
                                         ---------------------------------------
                                         Craig P. Keller
                                         Senior Vice President, Secretary,
                                         Treasurer and Chief Financial Officer


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EXHIBIT INDEX

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
Exhibit       Description                                             Method of Filing
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
99.1          Supplementary Financial Data dated October 19, 2001     Filed electronically herewith.
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